INVESTOR PRESENTATION August 2019

Forward-looking Statements These slides contain (and the accompanying oral discussion will contain, where applicable) “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve and/or maintain profitability, significant cyclical fluctuations in our customers’ businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials, and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently, these forward-looking statements should be regarded as the Company’s current plans, estimates, and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. These slides include certain non-GAAP financial measures as defined by the rules and regulations of the Securities and Exchange Commission. A reconciliation of those measures to the most directly comparable GAAP equivalent is provided in the Appendix to this presentation. 2

Q2 2019 Highlights ►All-time records for quarterly value-added sales, operating profit, and EPS ►Ten consecutive quarters of year-over-year sales and profit growth ►Fourth consecutive quarter with double-digit operating profit margins and PAC operating profit margin > 15% ►Raised dividend for the seventh year in a row (5% increase) ►Ended Q2 2019 in a net cash position of $72M compared to $39M at end of Q2 2018 3

MATERION

Key Financial Trends

TTM Value-added[1] (VA) Sales


($ millions)
$800
$750
$700
$650
$600
$550
$500
627
642
678
710
724
734
739
745
750
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019

TTM Operating Profit[1] (OP)


TTM OP¹ ($ millions)
$90
$80
$70
$60
$50
$40
$30
$20
39.4
40.6
47.5
53.4
56.7
62.0
66.0
73.4
80.9
12%
11%
10%
9%
8%
7%
6%
5%
TTM OP¹ % of VA Sales
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019

TTM Return on Invested Capital (ROIC) %[1,2]


15%
14%
13%
12%
11%
10%
9%
8%
7%
6%
5%
7.4%
7.9%
9.5%
10.5%
10.9%
11.5%
11.9%
12.9%
13.6%
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019

Working Capital[3] % of Net Sales[4]


29%
27%
25%
23%
21%
27.9%
26.9%
25.5%
24.5%
24.2%
23.9%
24.1%
24.3%
24.9%
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019

[1] Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail.
[2] ROIC is calculated as TTM adjusted OP divided by total debt plus equity. Refer to the Appendix for additional detail.
[3] Working capital is calculated as accounts receivable plus inventory less accounts payable less unearned revenue.
[4] Working capital % of net sales is calculated as TTM average working capital divided by TTM net sales.

4

Materion Company Profile Company Overview Value-added Sales 1 1 • Materion is an integrated producer of high- 2018 VA Sales by Segment 2018 VA Sales by End Market performance advanced engineered materials Precision Performance Alloys Other Coatings & Composites Semiconductor - Leading market position for specialty 13% Telecom and 11% Data Center 20% products across multiple end markets 8% Consumer Electronics 9% - Strong positions in growing markets with 30% 57% 18% Industrial high barriers to entry 9% Advanced Energy Materials 11% 14% - Only global vertically integrated producer Aerospace and Automotive of beryllium (Be) and Be alloys Defense $800 12% • New CEO hired in March 2017 with One 739.0 Materion focus on building performance $700 677.7 10% excellence in five main areas: 599.9 $600 8% - Operational $500 6% - Commercial $400 4% - Innovation $300 2% - Digital $200 0% 2016 2017 2018 - Inorganic growth Value-added Sales1 (millions) Adjusted Operating Profit (OP) Margin1 5 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail.

Key Facts Share Statistics as of 6/28/2019 Q2 2019 TTM Financial Information Trading Symbol MTRN Revenues Stock Price $67.81 $1,195M Shares O/S, Diluted 20.6M 52 wk Range $42.56 - $70.96 Value-added sales1 $750M 3 Mo Avg Vol 114,963 Market Cap $1,380M Adjusted EPS1 $3.03 Enterprise Value $1,308M $80 Materion Share Performance Trailing 3 Years Adjusted EBITDA1 $126M $70 $60 Debt-to-capitalization <1% $50 $40 Operating cash flow $77M $30 $20 Dividend yield ~1% Jun-16 Jun-17 Jun-18 Jun-19 Oct-16 Oct-17 Oct-18 Apr-17 Apr-18 Apr-19 Feb-17 Feb-18 Feb-19 Dec-16 Dec-17 Dec-18 Aug-16 Aug-17 Aug-18 6 Research coverage: KeyBanc, Jefferies, Sidoti, and Stonegate 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail.

Performance Alloys and Composites (PAC)

Value-added Sales



VA Sales[1] ($ millions)
$450
$400
$350
$300
$250
$200
358.5
335.1
332.0
363.5
425.5
2014
2015
2016
2017
2018
15%
12%
9%
6%
3%
0%
OP[1] % of VA Sales

Growth Drivers

New product development

- New proprietary non-Be alloys with improved durability & weight-to-strength ratio
- New high strength/high conductivity alloys with exceptional formability
- Advanced heat dissipating clad material
- Improving customer yields with "near net shape" products

New application development

- Clad material serving the renewable energy market
- Precision rolling to thinner strips opening new application opportunities
- ToughMet® couplings serving the oil and gas production market resist mechanical wear, thread damage, corrosion, and erosion

Beryllium market

- World's only fully integrated producer
- Minimum of 75 years of proven mine reserves in Delta, Utah
- New proprietary Be products with superior fatigue resistance

Value-added Sales by Market[2]



Semiconductor
1%
Other
8%
Industrial
23%
Energy
8%
Consumer Electronics
12%
Telecom and Data Center
13%
Automotive
16%
Aerospace and Defense
19%

Geographic Mix[2]



3%
Rest of World
18%
Europe
22%
Asia
57%
United States

Product Mix[2]



Hydroxide
4%
Be - Alloys
13%
ToughMet
14%
Clad Strip
10%
Be – High Purity
9%
CuBe
50%

[1] Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail.

[2] Reflects 2018 mix by market, geography, and product

7

Advanced Materials

Value-added Sales



VA Sales[1] ($ millions)
$250
$200
$150
$100
$50
$0
181.0
182.8
176.3
228.0
223.7
2014
2015
2016
2017
2018
25%
20%
15%
10%
5%
0%
OP[1] % of VA Sales

Growth Drivers

Market Development – High focus on Semiconductor

- $400B market with strong growth outlook driven by macro consumer electronics, IoT, and automotive trends
- Continue to expand organically into new semiconductor high margin applications in core PVD targets and services, electronic packaging, and advanced chemicals

Technology and Innovation

- Invest in additional innovation based R&D capabilities and resources to meet market demand for quick turn prototypes and new material demands

Geographic Expansion and Sales Development

- Investing in factories, service centers, and personnel to be closer to the key customer base
- Improve web-based solutions to improve customer responsiveness

Value-added Sales by Market[2]



Aerospace and Defense
1%
Other
10%
Automotive
3%
Industrial
9%
Energy
15%
Semiconductor
62%

Geographic Mix[2]



1%
Rest of World
13%
Europe
24%
Asia
61%
United States

Product Mix[2]



Packaging
12%
Services
15%
Targets
56%
Chemicals
17%

[1] Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail.

[2] Reflects 2018 mix by market, geography, and product.

8

Precision Coatings

Value-added Sales



VA Sales[1] ($ millions)
$120
$110
$100
$90
$80
$70
$60
102.4
101.8
97.7
90.7
94.2
2014
2015
2016
2017
2018
24%
20%
16%
12%
8%
4%
0%
OP[1] % of VA Sales

Growth Drivers

Expanded Reach and Technology Leadership

- Redesigned and fully deployed global sales organization
- Focus on high value products and segments with technology differentiation

Product and Capability Expansion

- Novel electrode alloys and laser patterning for medical sensors
- Patented getter technology critical in MEMS devices
- Enhanced phosphor wheels used in solid state display
- Diamond-like coatings for the defense, aerospace and thermal imaging markets

New market development

- Roll-to-roll sputtered films for flexible sensors and electronics and energy storage markets
- Automotive and industrial sensing

Value-added Sales by Market[2]



Aerospace and Defense
22%
Consumer Electronics
20%
Industrial
13%
Semiconductor
2%
Automotive 1%
Other
42%

Geographic Mix[2]



14%
Europe
16%
Asia
70%
United States

Product Mix[2]



Projection Display Components
19%
Blood Glucose Test Strips
37%
Optical Filters & Arrays
44%

[1] Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail.

[2] Reflects 2018 mix by market, geography, and product.

9

Profitable Growth Strategy PROFITABLE GLOBAL GROWTH COMMERCIAL OPERATIONAL INNOVATION ACQUISITIONS DIGITAL EXCELLENCE EXCELLENCE A ONE MATERION PERFORMANCE-BASED CULTURE Deliver sustained double-digit EPS growth 10

Global Megatrends Play to Our Strengths Key Trends Characteristics of our Materials • Miniaturization of electronics/IoT Conductivity • Additional electronic instruments for Corrosion resistance autos, aircraft Weight savings (lighter) • Expanding high performance optical device opportunities Purity Wavelength management • Innovation in medical diagnostics and sensors Thermal management • Extraction of oil and gas from Lubricity previously inaccessible locations Reliability • Alternative energy Durability • New aircraft builds and retrofits Miniaturization • Advancements in lighting (LED) Strength 11

Well-diversified Market Penetration

MATERION

Market	2018 % of Value-added Sales[1]	Key Drivers
Semiconductor	20%	• Smart device growth • Non-volatile memory • Big data (data storage)
Industrial	18%	• Heavy equipment builds • Plastic tooling • Fire protection (R and C construction)
Aerospace and Defense	14%	• Structural and electronic components for satellites, combat vehicles, and aircraft • Precision-guided munitions
Automotive	11%	• Electronic systems and engine control • Increasing emissions standards • Electric vehicles and autonomous driving
Energy	9%	• Deep sea drilling and completion • Directional drilling • Solar, batteries, and smart grid devices
Consumer Electronics	9%	• Smart device growth • Sensing devices • Internet of Things (IoT)
Telecom and Data Center	8%	• 5G rollout • Undersea repeater housings • High reliability connectors
Total	89%	

[1] Non-GAAP, excludes pass-through metal costs. Refer to the Appendix for additional detail.

12

MATERION

Innovation Leading to Organic Growth

New Product Value-added Sales[1] as % of Total



New Product Value-added Sales Grow at a 13% CAGR[2]
11%
12%
14%
16%
16%
2014
2015
2016
2017
2018

Example New Products Offerings

Phosphor Wheel

- Provides high brightness, longer life
- Offers low noise characteristics, individual precision balancing, and stable colors



PCRAM Targets

- Key material used in emerging next gen embedded memory technology
- Improved speeds & lower power consumption in a solid state format



*e*Stainless®

- Thermally conductive replacement for conventional stainless steels
- Manages higher heat of today's processing technology



ToughMet® Bushings

- Copper-nickel-tin alloy that resists mechanical wear, thread damage, corrosion, and erosion
- Minimizes weight & maintenance cost



[1] Non-GAAP, excludes pass-through metal costs. Refer to the Appendix for additional detail.
[2] CAGR calculated from 2014 – 2018.

13

Cash Flow and Working Capital Efficiency Focus Dividends per share Cash Flow from Operations ($ in millions) $0.50 $120 $0.40 $0.30 $100 $91.0 $0.20 $0.10 $80 $76.4 $68.2 $67.8 $0.00 2012 2013 2014 2015 2016 2017 2018 2019 $60.3 $60 Improve Working Capital3 Efficiency $40 Working capital % of net sales4 29.4% $20 $0 < 25% 2014 2015 2016 2017 2018 Free Cash Flow 1 Capital Expenditures 2 1 Free Cash Flow calculated as cash flow from operations less capital expenditures. 2 Capital Expenditures includes mine development costs. 2016 2019 (F) 14 3 Working capital is calculated as accounts receivable plus inventory less accounts payable less unearned revenue. 4 Working capital % of net sales is calculated as TTM average working capital divided by TTM net sales.

Disciplined Capital Deployment Going Forward Organic Growth • Invest in facilities and productivity projects • Invest in new products 35% Debt & Inorganic Growth Shareholder • Complimentary 65% products/technologies Growth • Maintain financial discipline Return Cash to Shareholders • Dividends – increased 7 consecutive years • Share repurchase 15

Materion Investment Thesis ► Clearly defined strategy and execution led by new management team ► Differentiated product portfolio aligned with global megatrends to accelerate future growth ► Driving significant improvement in profitability and cash flow growth ► Consistently delivering profitable growth ► Ten consecutive quarters of year-over-year VA sales and adjusted OP growth 16

2019 Forecasted Financial Guidance ► Full-year guidance ► Adjusted EPS of $3.10 – $3.25 ► Operating cash flow > $90M ► Capex ~ $30M ► Mine development capital expenditures < $5M ► Depreciation and amortization expense of ~ $40M ► Effective tax rate excluding special items 18% – 20% 17

Appendix

PAC Recovery Plan Delivered How did we get here? Recovery Plan 1 PAC Operating Profit 1. Improve product portfolio mix and profitability $35 33.3 through pricing and manufacturing process changes $30 2. Reduce cost footprint and move to a more variable cost structure $25 23.6 3. Leverage beryllium market supply opportunity $20 $15 PAC Operating Profit1 ($ ($ millions) 9.2 $10 $80 $5 72.9 $70 $0 2014 2015 2016 $60 56.9 2014 – 2016 Bridge $50 $35 33.3 10.8 $40 33.3 $30 ($ ($ millions) $30 $25 9.2 23.6 22.1 $20 $20 $15 4.1 9.2 ($ millions) ($ $10 9.2 $10 $5 $0 $0 2014 Oil & Gas Fx Price/Mix/ 2016 2014 2015 2016 2017 2018 Q2 2019 Volume/ TTM Mfg Efficiency Exceeded historical profitability levels A-3 1 Non-GAAP, excludes special items. Refer to the Appendix for additional detail.

Beryllium Market Supply Opportunity Materion – leading position in beryllium market • Only global integrated producer – Minimum of 75 years of proven reserves in Utah mine – Supplies over 70% of world’s mined beryllium • ~40% of company sales include beryllium in some form • Global stockpiled sources depleting • Only significant commercially active bertrandite ore mine • Materion positioned to support world demand • Significant incremental profit potential A-4

World’s Only Vertically Integrated Beryllium Producer Ore Competitor Chemical Plant A Hydroxide Whiting Arc Pebble Plant Furnace Competitor B VCB1 / CuBe Master Be Powder Strip/Bulk Be Manufacturing Manufacturing High-Purity Be CuBe Alloy Products Products A-5 1 Vacuum Cast Billet

Financial Information

Reconciliation for Value-added Sales

MATERION

$ in millions

	Q2 2019	Q2 2019 TTM	2018	2017	2016	2015	2014
Net Sales							
Performance Alloys and Composites	$ 135.2	$ 514.9	$ 500.6	$ 429.5	$ 387.5	$ 394.8	$ 433.3
Advanced Materials	133.2	560.0	586.6	590.8	437.2	482.3	547.3
Precision Coatings	29.4	119.6	120.6	119.2	144.5	148.4	147.7
Other	-	-	-	-	-	(0.2)	(1.4)
Total	$ 297.8	$ 1,194.5	$ 1,207.8	$ 1,139.5	$ 969.2	$ 1,025.3	$ 1,126.9
Less: Pass-through Metal Costs							
Performance Alloys and Composites	$ 19.9	$ 75.0	$ 75.1	$ 66.0	$ 55.5	$ 59.7	$ 74.8
Advanced Materials	74.9	336.1	362.9	362.8	260.9	299.5	366.3
Precision Coatings	6.3	26.8	26.4	28.5	46.8	46.6	45.3
Other	1.8	6.3	4.4	4.5	6.1	2.3	3.4
Total	$ 102.9	$ 444.2	$ 468.8	$ 461.8	$ 369.3	$ 408.1	$ 489.8
Value-added Sales							
Performance Alloys and Composites	$ 115.3	$ 439.9	$ 425.5	$ 363.5	$ 332.0	$ 335.1	$ 358.5
Advanced Materials	58.3	223.9	223.7	228.0	176.3	182.8	181.0
Precision Coatings	23.1	92.8	94.2	90.7	97.7	101.8	102.4
Other	(1.8)	(6.3)	(4.4)	(4.5)	(6.1)	(2.5)	(4.8)
Total	$ 194.9	$ 750.3	$ 739.0	$ 677.7	$ 599.9	$ 617.2	$ 637.1

Value-added sales is a non-GAAP financial measure that removes the impact of pass-through metal costs and allows for analysis without the distortion of the movement or volatility in metal prices. Internally, we manage our business on this basis, and a reconciliation of net sales to value-added sales is included above.

A-7

Reconciliation for Adjusted EPS

In millions, except per share amounts

	Q2 2019	Q2 2019 TTM	2018	2017	2016	2015	2014
GAAP As Reported							
Operating Profit	$ 22.8	$ 77.3	$ 61.5	$ 40.0	$ 27.1	$ 45.3	$ 57.6
Net Income	$ 15.5	$ 31.6	$ 20.8	$ 11.5	$ 25.7	$ 32.2	$ 42.1
EPS - Diluted	$ 0.75	$ 1.51	$ 1.01	$ 0.56	$ 1.27	$ 1.58	$ 2.02
Operating Profit Special Items							
Cost reductions	$ -	$ 5.6	$ 5.6	$ 0.7	$ 2.6	$ 1.9	$ (1.6)
Legacy legal & environmental costs (benefits)	-	-	0.8	0.5	1.4	(1.4)	(6.9)
LIFO Inventory Adjustment	-	(1.9)	(1.9)	-	-	-	-
CEO transition	-	-	-	4.1	-	-	-
Acquisition costs	-	-	-	2.1	3.9	-	-
Total operating profit special items	$ -	$ 3.7	$ 4.5	$ 7.4	$ 7.9	$ 0.5	$ (8.5)
Operating Profit Special Items - net of tax	$ -	$ 4.1	$ 4.7	$ 4.8	$ 5.1	$ 0.3	$ (5.6)
Other Non-Operating Expense Special Items - net of tax	$ 2.6	$ 34.0	$ 31.4	$ -	$ -	$ -	$ -
Tax Special Item	$ -	$ (7.3)	$ (7.9)	$ 18.9	$ (4.2)	$ 0.2	$ (1.8)
Non-GAAP Measures - Adjusted Profitability							
Operating Profit	$ 22.8	$ 81.0	$ 66.0	$ 47.4	$ 35.0	$ 45.8	$ 49.1
Net Income	$ 18.1	$ 62.4	$ 49.0	$ 35.2	$ 26.6	$ 32.7	$ 34.7
EPS - Diluted	$ 0.88	$ 3.03	$ 2.38	$ 1.72	$ 1.32	$ 1.60	$ 1.67

As detailed in the above reconciliation, we have adjusted the results for certain special items such as non-cash pension charges, cost reduction initiatives (i.e., severance, asset impairment charges, and net gains on asset disposals), legacy legal and environmental costs, merger and acquisition costs, certain LIFO inventory adjustments, certain income tax items, and CEO transition costs from the applicable GAAP financial measure. Internally, management reviews the results of operations without the impact of these costs in order to assess the profitability from ongoing activities. We are providing this information because we believe it will assist investors in analyzing our financial results and, when viewed in conjunction with the GAAP results, provide a more comprehensive understanding of the factors and trends affecting our operations.

A-8

Other Non-GAAP Items

$ in millions

	Q2 2019 TTM	2018	2017	2016	2015	2014
Operating Profit	$ 77.3	$ 61.5	$ 40.1	$ 27.1	$ 45.3	$ 57.6
Special Items	3.7	4.5	7.4	7.9	0.5	(8.5)
Adjusted Operating Profit	$ 81.0	$ 66.0	$ 47.5	$ 35.0	$ 45.8	$ 49.1
Depreciation, depletion, and amortization	39.8	35.5	42.8	45.7	37.8	42.7
Mine Amortization (included above)	6.3	-	5.7	9.9	2.7	7.6
5-Year Average	5.2	5.2	5.2	5.2	5.2	5.2
Normalized Mine Amortization Adjustment	$ (1.1)	$ 5.2	$ (0.5)	$ (4.7)	$ 2.5	$ (2.5)
Non Cash Stock-Based Compensation	6.7	5.3	5.0	3.2	5.5	4.8
Adjusted EBITDA	$ 126.3	$ 112.1	$ 94.8	$ 79.2	$ 91.6	$ 94.2
Cash & Cash Equivalents	$ 74.9	$ 70.6	$ 41.8	$ 31.5	$ 24.2	$ 13.1
Less: Total Debt	2.6	2.9	3.8	4.6	13.6	24.3
Net Cash (Debt)	$ 72.2	$ 67.8	$ 38.0	$ 26.9	$ 10.6	$ (11.2)
Total Shareholders' Equity	$ 594.8	$ 553.9	$ 495.0	$ 494.1	$ 483.0	$ 459.0

Adjusted EBITDA is calculated by adding depreciation, depletion, and amortization and certain special items such as cost reduction initiatives (i.e., asset impairment charges and severance), legacy legal and environmental costs, CEO transition costs, and merger and acquisition costs to our operating profit. Due to the variability of annual mine amortization related to the timing of pit openings, amortization is adjusted for a normalized mine amortization based on a 5-year average. Internally, we review the results of operations without the impact of these costs and adjustments in order to assess the profitability from ongoing operations.

A-9

Other Non-GAAP Items $ in millions Q2 2019 Q1 2019 Q4 2018 Q3 2018 Q2 2018 Q1 2018 Q4 2017 Q3 2017 Q2 2017 TTM Adjusted Operating Profit $ 81.0 $ 73.4 $ 66.0 $ 62.0 $ 56.7 $ 53.4 $ 47.5 $ 40.6 $ 39.4 Total Shareholders' Equity $ 594.8 $ 566.9 $ 553.9 $ 536.7 $ 515.7 $ 504.3 $ 495.0 $ 512.0 $ 503.0 Total Debt 2.6 2.7 2.9 3.3 3.4 3.6 3.8 4.0 26.6 Total Capital $ 597.4 $ 569.6 $ 556.8 $ 540.0 $ 519.1 $ 507.9 $ 498.8 $ 516.0 $ 529.6 ROIC % 13.6% 12.9% 11.9% 11.5% 10.9% 10.5% 9.5% 7.9% 7.4% ROIC is non-GAAP financial measure that we use to measure how efficient we are in generating a return on capital invested by the Company. A-10

Historical Financials

MATERION

($ in millions, except per share data)	2015					2016					2017					2018					2019	
	Q1	Q2	Q3	Q4	2015	Q1	Q2	Q3	Q4	2016	Q1	Q2	Q3	Q4	2017	Q1	Q2	Q3	Q4	2018	Q1	Q2
Sales																						
PAC	$ 103.3	$ 107.7	$ 93.6	$ 90.3	$ 394.8	$ 90.6	$ 97.7	$ 103.7	$ 95.5	$387.5	$ 92.6	$ 108.5	$ 109.4	$ 119.0	$ 429.5	$ 118.3	$ 129.8	$ 124.1	$ 128.5	$ 500.6	$ 127.1	$ 135.2
AM	149.9	131.4	113.6	87.4	482.3	108.1	113.6	107.2	108.3	437.2	114.7	157.1	157.8	161.2	590.8	153.5	150.3	144.1	138.7	586.6	144.0	133.2
PC	36.6	38.3	37.2	36.4	148.4	36.8	38.5	38.7	30.5	144.5	33.4	30.2	27.1	28.5	119.2	31.7	29.0	29.0	30.9	120.6	30.3	29.4
Other	0.2	(0.5)	-	-	(0.2)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Consolidated MTRN	290.0	276.9	244.4	214.0	1,025.3	235.5	249.8	249.6	234.3	969.2	240.7	295.8	294.3	308.7	1,139.5	303.5	309.1	297.1	298.1	1,207.8	301.4	297.8
VA																						
PAC	85.6	91.5	79.6	78.4	335.1	78.2	83.4	87.2	83.2	332.0	79.2	92.7	90.6	101.0	363.5	100.3	110.1	104.9	110.1	425.5	109.6	115.3
AM	51.7	46.7	44.5	39.8	182.8	42.1	47.0	46.0	41.2	176.3	47.3	62.0	60.4	58.3	228.0	58.3	57.3	55.3	52.8	223.7	57.5	58.3
PC	24.6	25.2	25.7	26.4	101.8	24.6	25.1	25.8	22.2	97.7	23.3	22.6	21.9	22.9	90.7	23.6	23.4	23.0	24.2	94.2	22.5	23.1
Other	0.7	(1.0)	(1.0)	(1.2)	(2.5)	(1.0)	(1.6)	(2.0)	(1.5)	(6.1)	(0.8)	(1.2)	(1.5)	(1.0)	(4.5)	(0.9)	(0.9)	(1.3)	(1.3)	(4.4)	(1.9)	(1.8)
Consolidated MTRN	162.6	162.4	148.8	143.4	617.2	143.9	153.9	157.0	145.1	599.9	149.0	176.1	171.4	181.2	677.7	181.3	189.9	181.9	185.8	739.0	187.7	194.9
Gross Margin																						
PAC	23.1	25.5	18.0	17.9	84.6	17.7	16.3	20.6	19.0	73.6	16.3	22.8	23.6	27.0	89.7	27.8	31.1	35.3	38.7	133.0	39.3	41.6
AM	20.7	18.8	17.1	15.5	72.1	15.8	19.1	20.0	16.7	71.6	18.4	23.3	24.4	22.4	88.5	20.8	21.3	20.4	16.4	79.0	22.0	20.2
PC	8.3	7.5	9.2	9.1	34.1	10.0	9.5	10.7	7.6	37.8	8.3	8.9	7.4	9.1	33.7	10.0	9.1	9.9	10.2	39.1	9.4	10.3
Other	0.3	(0.5)	(0.3)	0.6	-	(0.1)	0.4	(0.5)	0.8	0.5	0.2	(0.2)	0.1	0.5	0.6	(0.3)	0.3	(0.7)	0.8	0.1	(1.4)	(2.5)
Consolidated MTRN	52.4	51.3	44.0	43.1	190.8	43.4	45.3	50.8	44.1	183.5	43.2	54.8	55.5	59.0	212.5	58.3	61.8	64.9	66.1	251.1	69.3	69.6
Gross Margin as a % of VA																						
PAC	27.0%	27.9%	22.6%	22.8%	25.2%	22.6%	19.5%	23.6%	22.8%	22.2%	20.6%	24.6%	26.0%	26.7%	24.7%	27.7%	28.3%	33.7%	35.1%	31.3%	35.9%	36.1%
AM	40.0%	40.3%	38.4%	38.9%	39.4%	37.5%	40.6%	43.5%	40.5%	40.6%	38.9%	37.5%	40.5%	38.5%	38.8%	35.7%	37.2%	36.9%	31.1%	35.3%	38.2%	34.6%
PC	33.7%	29.8%	35.8%	34.5%	33.5%	40.7%	37.8%	41.5%	34.2%	38.7%	35.6%	39.4%	33.8%	39.6%	37.1%	42.2%	38.8%	43.0%	42.0%	41.5%	41.6%	44.6%
Other	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M
Consolidated MTRN	32.2%	31.6%	29.6%	30.1%	30.9%	30.2%	29.4%	32.4%	30.4%	30.6%	29.0%	31.1%	32.4%	32.6%	31.4%	32.1%	32.6%	35.7%	35.6%	34.0%	36.9%	35.7%
Operating Profit																						
PAC	6.8	9.3	4.5	2.9	23.6	1.5	0.2	4.4	0.5	6.6	0.2	5.5	6.8	9.5	22.0	9.9	12.3	16.7	19.9	58.8	18.9	19.3
AM	8.9	7.4	7.0	4.5	27.8	5.2	7.3	8.3	5.5	26.3	6.4	8.7	9.8	7.9	32.8	5.9	5.6	6.9	(0.7)	17.7	7.1	6.1
PC	1.7	0.6	2.3	3.0	7.5	4.1	2.3	3.4	1.8	11.6	2.2	2.3	1.6	2.3	8.4	3.4	2.2	3.5	2.4	11.5	2.1	3.9
Other	(4.2)	(4.2)	(2.9)	(2.3)	(13.6)	(3.3)	(4.0)	(5.9)	(4.2)	(17.4)	(5.1)	(6.4)	(6.2)	(5.4)	(23.1)	(5.9)	(4.9)	(8.4)	(7.2)	(26.5)	(6.7)	(6.5)
Consolidated MTRN	13.2	13.1	10.9	8.1	45.3	7.5	5.8	10.2	3.6	27.1	3.7	10.1	12.0	14.3	40.1	13.3	15.2	18.7	14.4	61.5	21.4	22.8
Special Items - OP																						
PAC	-	-	-	-	-	-	-	-	2.6	2.6	0.5	0.6	0.2	(1.3)	0.1	-	-	-	(1.9)	(1.9)	-	-
AM	-	-	-	-	-	-	-	-	-	-	1.0	0.3	-	-	1.3	-	-	-	5.7	5.7	-	-
PC	-	-	1.3	0.1	1.4	-	-	-	-	-	-	-	0.4	-	0.4	-	-	-	-	-	-	-
Other	(2.1)	-	0.5	0.7	(0.9)	-	2.3	2.0	1.0	5.3	2.8	1.0	0.8	1.0	5.6	0.8	-	-	-	0.8	-	-
Consolidated MTRN	(2.1)	-	1.8	0.8	0.5	-	2.3	2.0	3.6	7.9	4.3	1.9	1.4	(0.3)	7.4	0.8	-	-	3.7	4.5	-	-
Operating Profit ex Spec Items																						
PAC	6.8	9.3	4.5	2.9	23.6	1.5	0.2	4.4	3.1	9.2	0.7	6.0	7.0	8.3	22.1	9.9	12.3	16.7	18.0	56.9	18.9	19.3
AM	8.9	7.4	7.0	4.5	27.8	5.2	7.3	8.3	5.5	26.3	7.4	9.0	9.8	7.9	34.1	5.9	5.6	6.9	5.0	23.3	7.1	6.1
PC	1.7	0.6	3.6	3.1	8.9	4.1	2.3	3.4	1.8	11.6	2.2	2.3	2.1	2.3	8.8	3.4	2.2	3.5	2.4	11.5	2.1	3.9
Other	(6.3)	(4.2)	(2.4)	(1.6)	(14.5)	(3.3)	(1.7)	(3.9)	(3.2)	(12.1)	(2.3)	(5.4)	(5.4)	(4.4)	(17.5)	(5.1)	(4.9)	(8.4)	(7.2)	(25.7)	(6.7)	(6.5)
Consolidated MTRN	11.1	13.1	12.7	8.9	45.8	7.5	8.1	12.2	7.2	35.0	8.0	11.9	13.5	14.0	47.5	14.0	15.2	18.7	18.1	66.0	21.4	22.8
OP ex Spec Items as a % of VA																						
PAC	7.9%	10.2%	5.7%	3.7%	7.0%	1.9%	0.2%	5.0%	3.7%	2.8%	0.9%	6.5%	7.7%	8.2%	6.1%	9.8%	11.2%	15.9%	16.3%	13.4%	17.2%	16.7%
AM	17.2%	15.8%	15.7%	11.3%	15.2%	12.4%	15.5%	18.0%	13.3%	14.9%	15.6%	14.5%	16.2%	13.5%	14.9%	10.1%	9.7%	12.5%	9.4%	10.4%	12.3%	10.5%
PC	6.9%	2.4%	14.0%	11.7%	8.7%	16.7%	9.2%	13.2%	8.1%	11.9%	9.4%	10.2%	9.5%	9.8%	9.7%	14.3%	9.5%	15.2%	9.8%	12.2%	9.2%	16.9%
Other	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M
Consolidated MTRN	6.8%	8.1%	8.5%	6.2%	7.4%	5.2%	5.3%	7.8%	5.0%	5.8%	5.4%	6.8%	7.9%	7.7%	7.0%	7.7%	8.0%	10.3%	9.7%	8.9%	11.4%	11.7%

[1]Internally, management reviews the results of operations without the impact of special one-time costs in order to assess the profitability from ongoing operations. Refer to the note on page A-8 for a full reconciliation of adjusted earnings.

A-11